Targeted Medical Pharma, Inc. Innovators in Pharmaceutical Technology April 2013

Safe Harbor Statement This document does not constitute or form part of an invitation or recommendation to subscribe for or purchase any securities of Targeted Medical Pharma, Inc . (“Targeted Medical Pharma”, “TMP” or “the Company”) . This document was prepared exclusively for the benefit and internal use of investors in order to evaluate the feasibility of a possible transaction or transactions and does not carry any right of publication or disclosure to any other party . This document is incomplete without reference to, and should be viewed in conjunction with, the oral briefing provided by TMP, the Company’s public filings with the Securities and Exchange Commission (the “SEC”) and press releases . This presentation may not be used for any other purpose without the prior written consent of Targeted Medical Pharma . In preparing this document we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources or which was provided to us or otherwise reviewed by us . The information contained in this document has been taken from sources deemed to be reliable . We do not represent that such information is accurate or complete and it should not be relied on as such . Any opinions expressed herein reflect our judgment at this date, all of which are subject to change . We have based the forward - looking statements on our current expectations and projections about future events . These forward - looking statements are subject to known and unknown risks, uncertainties and assumptions about us and with respect to specific factors identified in this presentation and in the Company’s filings with the SEC, specifically the reported risk factors, that may cause our actual results, levels of activity, performance or achievements expressed or implied by such forward - looking statements . Actual results in each case could differ materially from those currently anticipated in such statements . Non - GAAP Financial Measures In this presentation, TMP uses the non - GAAP measures adjusted EBITDA and adjusted earnings per share . TMP believes these non - GAAP financial measures are helpful in understanding its past financial performance and its potential future results . They are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with the consolidated financial statements prepared in accordance with GAAP . TMP’s management regularly uses these supplemental non - GAAP financial measures internally to understand, manage and evaluate its business and make operating decisions . TMP believes that the use of these non - GAAP measures enhances the ability of investors to compare its results from period to period . Investors should note that adjusted EBIDTA and adjusted earnings per share, as used by TMP, may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by TMP’ competitors and other companies . The non - GAAP historical financial measures may exclude amortization of intangible assets, share - based compensation, transaction related costs, non - cash interest expense, loss on extinguishment of debt, and the effect of change in the timing of when certain revenue was recognized . The non - GAAP 2012 financial guidance may excludes amortization of intangible assets, share - based compensation, transaction and integration costs, purchase accounting inventory step - up adjustments and the tax effect of these adjustments to GAAP net income . Trademarks All products named in this presentation are protected under trademark including those not marked “TM” . Safe Harbor Statement, Non - GAAP Financial Measures and Trademarks TARGETED MEDICAL PHARMA 2

Investment Highlights TARGETED MEDICAL PHARMA 3 A Biotech Leader in the Rx - Only, Medical Foods Market

Five - component System Stimulates Uptake and Utilization of Amino Acids Targeted Cellular Technology TARGETED MEDICAL PHARMA 6

Product Rollout and Pipeline

Product	Indication	In Development (est. launch date)	Clinical Trials (est. launch date)	Actively Promoted (% of monthly doses)**
Theramine	Fibromyalgia			42%
Sentra PM	Sleep Disorders with Depression			13%
Trepadone	Osteoarthritis			12%
Sentra AM	Cognitive Disorders / Fatigue			11%
GABAdone	Sleep Disorders with Anxiety			11%
AppTrim and AppTrim-D	Metabolic Disorders / Obesity			8%
Hypertensa	Hypertension			2%
ListerV	Viral Infection / Impaired Immunity			1%
Percura*	Neuropathy			1%
ESS-1818*	Chronic Anemia		Q1'2014	
Pulmona New	Asthma	Q2'2014		
STR	Nasal Congestion	Q3'2013		
Oral IGF1	Diabetes	Q3'2014		

*First Known Oral Stimulation of Stem Cells

** Cumulative for 2010 to 2012, and including convenience kits

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Consistent Biotechnology Development Track Record

Clinical Studies Programs

- Obesity and Metabolic Syndrome with Apptrim® (2001)
- Hypertension with Hypertensa® (2003)
- Sleep disorders with Sentra PM® and GABAdone® (2003)
- Cognitive dysfunction with Sentra AM® (2003)
- Osteoarthritis with Trepadone® and Theramine® (2003)
- Fibromyalgia with Theramine®, Sentra PM® and Sentra AM® (2005)
- Chronic Back Pain with Theramine® (2008)
- Gulf War Illness and PTSD with Sentra AM® and Sentra PM® (2011)
- Peripheral Neuropathy with Percura® (2012)
- Red Blood Cell Stimulation with ESS-1818® (2012-2013)

- Based on Targeted Cellular Technology (TCT)
- Based on Oral Stem Cell Differentiation Formula (O-SDF)

8 TARGETED MEDICAL PHARMA

Improve Patient Outcomes Reduce Negative Side Effects Lower Costs Nutritional Management of Chronic Disease Generally Recognized as Safe Clinical Trials Demonstrate Efficacy Reduce Dosage of Opiates Improved Adherence SOLUTIONS NEEDS Medical Foods: Meeting Physician & Patient Demand TARGETED MEDICAL PHARMA 9

The Basis for Low - Cost Research and Development Exemption No safety trials, only efficacy must be demonstrated Registration 60 products registered with the FDA Categorization 2 Categorized as an old drug Regulation 1 Regulated under the FDA’s medical food definition 1 Regulation • Must be administered under physician supervision • Must be labeled for the dietary management of a specific medical disorder • Must be for the dietary management of disease • Must be comprised of Generally Recognized as Safe (GRAS) ingredients • Must meet distinct nutritional needs not met by normal diet • Must adhere to FDA food and safety labeling requirements 2 Categorization • Holds GRAS / GRAE (Generally Recognized as Effective) status • Under the 1962 FDA Amendment • Under the Feb 17, 2012 Federal Register reaffirmation of Covered Drug definition Faster Time to Market TARGETED MEDICAL PHARMA 10

Two Platform Technologies TARGETED MEDICAL PHARMA 11 Targeted Amino Acid Technology (TAT) Targeted Cellular Technology (TCT)

Reduction in C - Reactive Protein with Theramine® TARGETED MEDICAL PHARMA 12 Primary Uses Improvement in Inflammatory Markers Source: Shell, et al.,“A Double - Blind Controlled Trial of a Single Dose Naproxen and an Amino Acid Medical Food Theramine for the Treatment of Low Back Pain”; American Journal of Therapeutics; 2012 108 - 114

Primary Uses Improvement in Disability Index Clinical Trial: Theramine® with Naproxen (Theraproxen®) TARGETED MEDICAL PHARMA 13 Source: Shell, et al.,“A Double - Blind Controlled Trial of a Single Dose Naproxen and an Amino Acid Medical Food Theramine for the Treatment of Low Back Pain”; American Journal of Therapeutics; 2012 108 - 114

Improvement in Blood Concentration of Amino Acids Primary Uses Clinical Trial: Theramine® with Ibuprofen (Theraprofen®) TARGETED MEDICAL PHARMA 14 Source: Shell, et al., “A Double - Blind Controlled Trial of a Single Dose Ibuprofen and an Amino Acid Medical Food Theramine for the Treatment of Low Back Pain; Publication pending, 2010.

Clinical Trial: Theramine® with Ibuprofen (Theraprofen®) TARGETED MEDICAL PHARMA 15 0.09 - 6.15 - 9.08 -10 -8 -6 -4 -2 0 2 Ibuprofen Theramine Combination Change in Visual Analog Pain Scale (VAS) from Day 1 to day 28 (negative change indicates reduction in pain) Roland Morris Score After 28 Days n=122 p<(0.001) Source: Shell, et al., “A Double - Blind Controlled Trial of a Single Dose Ibuprofen and an Amino Acid Medical Food Theramine for the Treatment of Low Back Pain; Publication pending, 2010.

Pharmacoeconomic Analysis of Theramine TARGETED MEDICAL PHARMA Over 40,000,000 capsules administered with no reported G.I. bleeds or deaths. Use of Theramine Potentially Reduces the Cost of Care by >30% 16 Source: Silver DS, et al. Theramine (A Medical Food) Versus Non - Steroidal Anti Inflammatory Agents in Elderly Patients: A Pharmacoeconom ic Analysis/ Journal of Pharmacy Research 2012,5(5),2806 - 2809 Gaskin DJ, Richardy P. The Economic Costs of Pain in the United States/ The Journal of Pain, Vol 13, No 8 (August), 2012: pp 71 5 - 724 Theramine NSAID Product 633,600,000 $ 36,000,000 $ GI Bleed Treatment - 225,000,000 Protective Medications - 432,000,000 Laboratory Testing 1,000,000 75,000,000 Negative GI Workup - 144,000,000 Total 634,600,000 $ 912,000,000 $ Estimated Comparative Annual Treatment Cost

Clinical Trial: Sentra PM® and Trazodone (Trazamine®) Improvement in Sleep Quality Primary Uses TARGETED MEDICAL PHARMA 17 1 Pittsburgh Sleep Quality Index Source: Shell, et al., “Sentra PM and Trazodone for the management of Sleep Disorders” Journal of Central Nervous System Disease; 2012:4

Clinical Trial: Sentra PM® and Trazodone (Trazamine®) TARGETED MEDICAL PHARMA 18 2.80 18.86 - 12.64 - 32.27 -40 -30 -20 -10 0 10 20 30 Placebo Trazodone Sentra PM Combination Change in Visual Analog Scale (VAS) Negative change indicates reduced grogginess Trazamine Study: Subject Reported AM Grogginess p<0.01 n=110 Source: Shell, et al., “Sentra PM and Trazodone for the management of Sleep Disorders” Journal of Central Nervous System Disease; 2012:4

- 20,000 40,000 60,000 80,000 100,000 120,000 1 2 5 7 17 Effect of ESS - 1818 on Reticulocyte Count in Healthy Volunteers 1 Reticulocytes Stimulation of Red Blood Cell Precursors 1 Effect on one patient in pre - clinical trials. Pre - clinical trials resulted in an 80% response rate. Treatment Initiated Treatment Discontinued Primary Uses Stem Cells: Initial Data on ESS - 1818 (Pipeline) TARGETED MEDICAL PHARMA 19 Days Source: Initial data from an open label study of an oral amino acid - based erythrocyte stimulating system (ESS) for the treatment of chronic anemia; 2013.

Intellectual Property Highlights TARGETED MEDICAL PHARMA 1 Targeted Cellular Technology® is a five - component system the stimulates the uptake and utilization of amino acids. It enables efficacy from microgram quantities of amino acids. *First Known Oral Stimulation of Stem Cells 20 Seven Issued Patents Three Patents Pending □ 4 USPTO neurotransmitter - specific patents covering Targeted Cellular Technology® (TCT) □ 1 Japanese patent covering TMP’s Targeted Cellular Technology® □ 1 USPTO patent covering the convenience pack presentation □ 1 USPTO Billing methodology for physician dispensing of medication TAT - related patents: □ Stimulation of RBC production* □ Oral Insulin / Insulin Resistance* □ Neuropathy treatment

Innovators in Pharmaceutical Technology Financials and Team

Financial Snapshot – Fiscal Year 2012 TARGETED MEDICAL PHARMA 22 Summary Year ended December 31, 2012 Revenue $7.3 million Operating Expenses $10.2 million Shares Outstanding 23.0 million Shares: Fully Diluted 27.1 million Other Information Comments Cash and Cash Equivalents $0.3 million Contract Receivables $34.4 million supported by existing claims Non - Recurring Expense $1.4mm in non - recurring legal and accounting costs related to the re - filing of S - 1, restatement, settlements and salary continuation Notes Payable $5.6 million, 92% of which is owed to the CEO’s trust

Shipments : Contract Receivables Collections : Recognized Revenue Contract Receivables are amounts due but not yet recognized as revenue Monthly collections are approximately 1.5% to 2.0% Collected amounts impact bottom - line operating revenue almost directly Contract receivables are constantly rejuvenated by additional shipments $34.4 million as of Dec. 31, 2012 Supported by existing claims. Contract Receivables TARGETED MEDICAL PHARMA 23

Improving the Reimbursement Mix TARGETED MEDICAL PHARMA 24 75% 20% 5% 60% 35% 5% 55% 30% 5% 10% 35% 35% 15% 15% 2011 2012 2013 2014 Improving Reimbursement Diversification Workers Compensation Private Insurance Medicare Part D DOD / VA

Quarterly Revenue Growth TARGETED MEDICAL PHARMA 25 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 $1,375 $1,448 $2,077 $2,396 $2,811 Revenue Growth ($000's) 2012 Audited, 2013 Unaudited

Growth Objectives TARGETED MEDICAL PHARMA 27 2013 Objectives Turn long term contract receivables into cash and short term receivables Cambridge contract signed in Nov ’12, now performing Grow sales to the VA, DOD and Indian Health Service Achieved listing on the Federal Supply Schedule and orders started in April 2013 Increase sales to the Medicare and Private Insurance markets Already on Medicare Advantage and Supplemental and achieving increased judicial acceptance and treatment as a covered drug Grow same - store sales to existing client base Achieved listing on the Federal Supply Schedule and orders started in April 2013 Get products listed on the Medi - Cal preferred drug list Grow international sales Cultivate licensing and joint distribution agreements

Key Management



William Shell, M.D.

Co-Founder, CEO and Chief Science Officer

Extensive background in science and medicine, including roles as director of the Keesler Air Force Base Coronary Care Unit and director of the Cardiovascular Biochemistry Research Laboratories at Cedars Sinai Medical Center. Served as chairman and Chief Science Officer of Interactive Medical Technologies and as Chief Science Officer of Beverly Glen Medical Systems. Dr. Shell is a graduate of the University of Michigan Medical School. Following his residency at the University of Michigan, Dr. Shell studied cardiology under Dr. Eugene Braunwald at the University of California San Diego as part of a National Institutes of Health (NIH) Special Fellowship.



David Silver, M.D.

President and Chief Operating Officer

Conducted more then 100 clinical trials and is a national expert on pain, fibromyalgia and PTSD. Served as an associate professor at UCLA, as well as former Clinical Chief of Rheumatology and director of the Chronic Pain Rehabilitation Program at Cedars-Sinai Medical Center. Also served as associate director of the Osteoporosis Medical Center and is a member of the Scientific Advisory Committee of the American College of Rheumatology. Dr. Silver is a graduate of the Boston University School of Medicine. He did his residency training in internal medical at Northwestern University School of Medicine and his fellowship in Rheumatology at Cedars Sinai Medical Center.



Amir Blachman, MBA

VP of Strategy and Operations, Compliance Officer, Secretary

More than fifteen years of operations, strategy, investor relations and finance experience. Mr. Blachman served as Director of Operations for PeopleSupport.com (Nasdaq:PSPT) as well as a Broker Services Supervisor for Franklin Templeton Mutual Funds (NYSE:BEN). Mr. Blachman's cross-industry experience includes financial services, real estate investment and pharmaceuticals. Mr. Blachman served as an instructor in the Israeli Air Force, he holds a BA in Psychology from UC Santa Barbara and an MBA from UCLA.

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Independent: Maurice J. DeWald - Chairman of the Board and Compensation Committee • Retired board member and regional managing partner at KPMG • Serves as board director for several healthcare companies Kerry Weems - Chair of Nominating and Corporate Governance Committees • Former administrator for the Centers for Medicare and Medicaid Services (CMS); most recently served as vice - chairman of the American Health Information Community • Nationally respected health policy expert; 28 years in federal government Arthur R. Nemiroff - Chair of Audit Committee • Former Partner at BDO, USA LLP with primary focus on healthcare • Former director and member of audit committee for the City of Hope Medical Center Donald J. Webster - Director • Former general manager of procurement at Chevron Corporation; experience in supply chain management and production operations Non - Independent: William Shell, M.D. – CEO and Chief Science Officer David Silver, M.D. – President and Chief Operating Officer Kim Giffoni – Co - founder and EVP • President of NutraCorp Scientific, a product development company that marketed and sold nutritional products worldwide • Former CEO of Giffoni Development company, which built and sold luxury custom estates in Southern California Board of Directors TARGETED MEDICAL PHARMA 29

Investment Considerations HIGH DEMAND PRODUCTS ADDRESSING LARGE MARKETS 1 GROWING ADOPTION OF MEDICAL FOODS 2 ROBUST PIPELINE 3 STRONG AND VALUABLE INTELLECTUAL PROPERTY PORTFOLIO 4 PROVEN SAFETY AND EFFICACY THROUGH CLINICAL TRIALS 5 LOW SIDE - EFFECT PROFILE 6 LOW - COST DEVELOPMENT PLATFORM / FASTER TIME TO MARKET 7 STRONG REIMBURSEMENT 8 ESTABLISHED SALES 9 STRONG GROWTH POTENTIAL 10 TARGETED MEDICAL PHARMA 30

Contact 2980 Beverly Glen Circle, Suite 301 Los Angeles, CA 90077 Telephone: 310 - 474 - 9809 Fax: 310 - 531 - 7089 investors@tmedpharma.com Brand site: www.ptlcentral.com Company site: www.tmedpharma.com